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                                                                   EXHIBIT 10.23
                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of September 1, 1995, is entered into among KEVCO, INC., a Texas corporation ("Borrower"), the banks listed on the signature pages hereof (collectively, the "Lenders"), and NATIONSBANK OF TEXAS, N.A., as Administrative Lender (in said capacity, the "Administrative Lender").

     A. Borrower, Lenders and Administrative Lender heretofore entered into that certain Credit Agreement, dated as of June 30, 1995 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

     B. Borrower, Lenders and Administrative Lender desire to amend the Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Lenders and Administrative Lender covenant and agree as follows:

     1.  AMENDMENTS TO CREDIT AGREEMENT.
         ------------------------------

     (a) The "and" at the end of subsection (ix) of the definition of Eligible
                                 ---------------
Accounts is hereby deleted, the "." at the end of subsection (x) of the
                                                  --------------
definition of Eligible Accounts is hereby replaced with "; and", and the following subsection (xi) is hereby added to the definition of Eligible
          ---------------
Accounts, all as set forth in Section 1.1:
                              -----------

          (xi) Such Account is payable in lawful money of the United States of America.

     (b) The definition of "Loan Documents" set forth in Section 1.1 is hereby
                                                         -----------
amended to read in its entirety as follows:

          "Loan Documents" means this Agreement, the Notes, the Security
           --------------
          Agreement, the Deeds of Trust, the Fee Letter, any Interest Hedge Agreements entered into with NationsBank, and any other document or agreement executed or delivered from time to time by the Borrower, any Subsidiary or any other Person in connection herewith or as security for the Obligations.

     (c) The second to the last sentence of Section 2.1(a) is hereby amended to
                                            --------------
read in its entirety as follows:

          Notwithstanding any provision in any Loan Document to the contrary, in no event shall the sum of the principal amount of all outstanding Revolving Credit Advances and Reimbursement
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          Obligations exceed the lesser of (i) the Revolving Credit Commitment and (ii) the Borrowing Base.

     (d) The first sentence of Section 2.5(b) is hereby amended to read in its
                               --------------
entirety as follows:

          On or before the date of any reduction of (i) the Revolving Credit Commitment, the Borrower shall prepay applicable outstanding Revolving Credit Advances in an amount necessary to reduce the sum of outstanding Revolving Credit Advances and Reimbursement Obligations to an amount less than or equal to the lesser of (x) the Revolving Credit Commitment as so reduced or (y) the Borrowing Base, and (ii) the Term Loan Commitment, the Borrower shall prepay applicable outstanding Term Loan Advances to an amount less than or equal to the Term Loan Commitment as so reduced.

     (e) The following subsection (c) shall be added immediately following
                       --------------
subsection (b) in the first sentence of Section 2.9:
- --------------                          -----------

          (c) failure by the Borrower to prepay any LIBOR Advance after having given notice of its intention to prepay in accordance with Section
                                                                     -------
          2.5(a) hereof.
          ------

     (f) Section 9.1(ii) is hereby amended to read in its entirety as follows:
         ---------------

          (ii) the LIBOR Rate for such proposed LIBOR Advance does not adequately cover the cost to such Lender of making and maintaining such proposed LIBOR Advance for such Interest Period.

     (g) The following Section 11.17 is hereby added to the Credit Agreement:
                       -------------

          Section 11.17  Interest Hedge Agreements.  Notwithstanding anything to
                         -------------------------
          the contrary herein contained, the parties hereto acknowledge and agree that in the event that the Commitments have been terminated and all of the Obligations, other than those arising under Interest Hedge Agreements with NationsBank, have been paid in full, then (a) with respect to Articles 5, 6, and 7 and Section 8.1 hereof, the provisions
                     ----------  -      -     -----------
          of any such Interest Hedge Agreement shall control over this Agreement, (b) a default under any such Interest Hedge Agreement shall be an Event of Default hereunder, and (c) the Administrative Lender, for the benefit of NationsBank as a Lender, shall continue to hold a first priority security interest in the Collateral as security for the Obligations under any such Interest Hedge Agreements.

     2.   REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its
          --------------------------------------------------------
execution and delivery hereof, Borrower represents and warrants that, as

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of the date hereof and after giving effect to the amendments contemplated by the foregoing Section 1:

     (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) Borrower has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

     (d) no authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by Borrower of this First Amendment.

     3.   CONDITIONS OF EFFECTIVENESS.  This First Amendment shall be effective
          ---------------------------
as of September 1, 1995, subject to the following:

     (a) Administrative Lender shall have received counterparts of this First Amendment executed by each Lender; and

     (b) Administrative Lender shall have received counterparts of this First Amendment executed by Borrower.

     4.   REFERENCE TO THE CREDIT AGREEMENT.
          ---------------------------------

     (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

     (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     5.   COSTS, EXPENSES AND TAXES.  Borrower agrees to pay on demand all costs
          -------------------------
and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of the First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender with respect thereto and with respect to advising Administrative Lender

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as to its rights and responsibilities under the Credit Agreement, as amended by this First Amendment).

     6.   EXECUTION IN COUNTERPARTS.  This First Amendment may be executed in
          -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     7.   GOVERNING LAW; BINDING EFFECT.  This First Amendment shall be governed
          -----------------------------
by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower and each Lender and their respective successors and assigns.

     8.   HEADINGS.  Section headings in this First Amendment are included
          --------
herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     9.   ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST
          ----------------
AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                    KEVCO, INC.



                                    By: /s/ Jerry E. Kimmel
                                       -----------------------------------------
                                       Title: Chairman and President
                                             -----------------------------------

                                    NATIONSBANK OF TEXAS, N.A.
                                    as Administrative Lender and as a Lender


                                    By: /s/ Todd Shipley
                                       -----------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------

                                    THE DAIWA BANK, LIMITED



                                    By: /s/ James W. Jang
                                       -----------------------------------------
                                       Title: Vice President and Manager
                                             -----------------------------------


                                    By: /s/ Kim A. Uhleman
                                       -----------------------------------------
                                       Title: Vice President
                                             -----------------------------------


35222.01
100-473

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